SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



           Date of Report (Date of earliest event reported): September 17, 1998



                        HEALTHCARE IMAGING SERVICES, INC.
             (Exact name of registrant as specified in its charter)



     Delaware                        000-19636                      22-3119929
(State or other jurisdiction      (Commission File Number)       (IRS Employer
       of incorporation)                                    Identification No.)
================================ =========================  ===================


                  200 Schulz Drive, Red Bank, New Jersey 07701
               (Address of principal executive offices) (Zip Code)


             Registrant's telephone number, including area code: (732) 224-9292



                                 NOT APPLICABLE
                (Former name or former address, if changed since last report)






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Item 5.        Other Events.

               On September 17, 1998, HealthCare Imaging Services, Inc. issued the press release (the "Press Release") annexed as an exhibit hereto. The Press Release is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

          c) Exhibits

                99.1 Press Release of HealthCare Imaging Services, Inc. dated September 17, 1998.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             HEALTHCARE IMAGING SERVICES, INC.
                                             (Registrant)


Dated:  September 18, 1998                  By: /s/ Elliott H. Vernon
                                               -------------------------
                                               Elliott H. Vernon
                                               Chairman of the Board, President
                                               and Chief Executive Officer



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                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.

  99.1   Press Release of HealthCare Imaging Services, Inc. dated
         September 17, 1998.